In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 4/1/07 - 5/6/07 Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Form No. MOR - 1 MOR - 1 Document Explanation Attached Attached Yes Yes MOR-2 MOR-3 MOR-4 MOR-4 MOR-5 MOR-5 Yes Yes Yes Yes Yes Yes Date Signature of Debtor Signature of Joint Debtor Date Signature of Authorized Individual June 12, 2007 W. H. Hardman, Jr. Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Page 2 of 7

In re: Delta Mills, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
4/1/07 - 5/6/07

Delta Mills, Inc., et. al.
(Dollars in Thousands)

	1	2	3	4	5	
WEEK --->	*07-Apr*	*14-Apr*	*21-Apr*	*28-Apr*	*05-May*	**TOTAL**
Delta Mills, Inc.						
Sales						
Government Sales						$ -
Twill Sales						-
Total Net Sales	*259*	*73*	*308*	*(12)*	*289*	917
Opening Cash Balance						
Cash Receipts:						
Accounts Receivable Collections- Collections Basis	169	195	122	298	214	998
Accounts Receivable Collections- Maturity Basis	676	111	180	-	113	1,080
Nylon Payments/Other	-	-	10	6	5	21
Total Cash Receipts	*845*	*307*	*313*	*304*	*332*	*2,099*
Operating Disbursements :						
A / P Disbursements	13	12	50	56	26	157
Wires Out	40	63	43	36	52	233
Net Wages and Salaries	134	103	127	29	48	442
Total Operating Disbursements	*187*	*178*	*220*	*120*	*126*	832
Operating Cash Flow	*657*	*129*	*92*	*183*	*205*	1,267
Accumulated	657	786	878	1,062	1,267	
Other (Sources)/ Uses :						
(Inc) / Dec in L/C's	-	-	-	-	-	-
Transfers to Delta Mills Marketing Co.	0	0	6	0	-	7
Professional Fees	-	-	-	90	-	90
Transfers to Delta Woodside	-	-	-	6	-	6
Employee Vacation Accrual and Severance Payouts	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	403	(596)	3	(69)	135	(125)
Proceeds from the Sale of PP&E	-	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-	-
Total (Sources) / Uses:	403	(596)	9	28	135	(21)
Delta Mills Net Cash Flow	*254*	*725*	*83*	*156*	*71*	1,288
Accumulated	254	979	1,062	1,218	1,288	

	07-Apr	14-Apr	21-Apr	28-Apr	05-May
Delta Woodside Industries, Inc.					
Transfers (In)/Out from Delta Mills	-	-	-	(6)	-
Bank Fees	-	-	-	-	-
Other	-	-	-	6	-
Total Disbursements - Delta Woodside	-	-	-	6	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-
Delta Mills Marketing, Inc.					
Transfers (In)/Out from Delta Mills	(0)	(0)	(6)	(0)	-
Bank Fees	-	-	-	-	-
Payroll	-	-	-	-	-
Vacation and Severance Payouts	-	-	-	-	-
Other	0	0	6	0	-
Total Disbursements - Delta Woodside	0	0	6	0	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-

Page 2 of 7

MOR - 1

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al. UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Delta Mills, Inc. Case no: 06-11144 4/1/07 – 5/6/07 Page 3 of 7

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Delta Mills, Inc. Case no: 06-11144 4/1/07 – 5/6/07   DELTA MILLS, INC. INCOME STATEMENT Month Ended 5/5/2007 Net Sales 912,101 Cost of goods sold (713,869) Gross profit (loss) 198,233 Selling, general and administrative expenses (1,047,218) Impairment and restructuring expenses - Other income (expense) - OPERATING LOSS (848,985) Interest expense (37,110) Gain on extinguishment of debt - LOSS BEFORE INCOME TAXES (886,095) Income tax expense / (benefit) - NET LOSS $ (886,095) Page 4 of 7 MOR - 2

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Delta Mills, Inc. Case no: 06-11144 4/1/07 – 5/6/07  As Of 5/5/07 (In Thousands, Except Share Data) Delta Mills, Inc. As Of 5/5/07 ASSETS CURRENT ASSETS Cash and cash equivalents $ 9,794 Accounts receivable: Factor and other 3,110 Less allowances for returns 30 3,080 Inventories Finished goods 0 Work in process 0 Raw materials and supplies 877 877 Deferred income taxes 493 Other assets 511 TOTAL CURRENT ASSETS 14,755 PROPERTY, PLANT AND EQUIPMENT, at cost Land and land improvements Buildings Machinery and equipment Furniture, fixtures and office equipment Leasehold improvements Construction in progress 24,006 Less accumulated depreciation 14,629 9,376 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) 33 TOTAL ASSETS $ 24,164 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition $ 17 Trade accounts payable checks outstanding 96 Revolving credit facility 0 Accrued income taxes payable 12,394 Payable to Affiliate Delta Mills Marketing, Inc. 1,891 Payable to Affiliate Delta Woodside Industries, Inc. 3,663 Payable to Affiliate Delta Mills, Inc. 0 Accrued employee compensation 49 Accrued restructuring expenses 0 Accrued and sundry liabilities 146 TOTAL CURRENT LIABILITIES 18,256 LIABLITIES SUBJECT TO COMPROMISE: Notes Payable 30,941 Trade Accounts Payable - Pre Petition 3,550 Accrued Interest - Notes Payable 1,836 Total Liabilities Subject to Compromise 36,327 NONCURRENT DEFERRED INCOME TAXES 2,061 SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares 1 Additional paid-in capital 51,791 Retained earnings(deficit) (84,272) TOTAL SHAREHOLDERS' EQUITY (32,480) COMMITMENTS AND CONTINGENCIES 0 TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY $ 24,164 Page 5 of 7 MOR - 3

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Delta Mills, Inc. Case no: 06-11144 4/1/07 - 5/6/07    Status of Post-petition Taxes Beginning Accrued Liability Balance Liability Incurred During Period Disbursements to Taxing Authorities Net Change in Accrued Balance Ending Accrued Liability Balance Federal Withholding - 48,654.97 (43,027.15) 5,627.82 5,627.82 South Carolina Withholding - 22,932.79 (20,731.99) 2,200.80 2,200.80 FICA - Employee - 31,092.53 (29,265.46) 1,827.07 1,827.07 FICA - Employer - 31,092.53 (29,265.46) 1,827.07 1,827.07 Total Taxes - 133,772.82 (122,290.06) 11,482.76 11,482.76 Number of Days Past Due Summary of Unpaid Post-Petition Debts Current  0-30 31-60 61-90 Over 90 Total Accounts Payable 227.38 - - - - 227.38 Total Post-Petition Debts 227.38 - - - - 227.38 Page 6 of 7 MOR - 4

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Delta Mills, Inc. Case no: 06-11144 4/1/07 - 5/6/07  ACCOUNTS RECEIVABLE RECONCILATION AND AGING Accounts Receivable Reconciliation Total Accounts Receivable at the beginning of the reporting period: $ 4,246,363.96 + Amounts billed during the period 917,109.62 - Amounts collected (net) during the period (1,895,520.50) Total Accounts Receivable at the end of the reporting period: $ 3,267,953.08 Accounts Receivable Aging (Does Not Include Credits) Days Outstanding Current (0 - 60 days): $ 1,100,540.86 61 - 90 days old: 194,894.90 91 - 120 days old: 91,812.00 121 - 150 days old: 231,328.79 151+ days old: 1,443,607.85 Total Accounts Receivable $ 3,062,184.40 Amount considered uncollectible (Bad Debt) (30,000.00) Accounts Receivable (Net) $ 3,032,184.40 DEBTOR QUESTIONNAIRE Must be completed each month 1. Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3. Have all postpetition tax returns been timely filed? Yes. 4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes. Page 7 of 7 MOR - 5

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07 Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Signature of Debtor Document Explanation Form No. Attached Attached MOR - 1 Yes MOR - 1 Yes MOR - 2 Yes MOR - 3 Yes MOR - 4 Yes MOR - 4 Yes MOR - 5 N/A MOR - 5 Yes Date Signature of Joint Debtor Date June 12, 2007 W. H. Hardman, Jr. Printed Name of Authorized Individual Title of Authorized Individual Page 1 of 7

In re: Delta Mills Marketing, Inc.
Delta Mills, Inc., et. al.
(Dollars In Thousands)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
4/1/07 - 5/6/07

WEEK --->	1	2	3	4	5	
	07-Apr	***14-Apr***	***21-Apr***	***28-Apr***	***05-May***	**TOTAL**
Delta Mills, Inc.						
Sales						
Government Sales						$ -
Twill Sales						-
Total Net Sales	*259*	*73*	*308*	*(12)*	*289*	*917*
Opening Cash Balance						
Cash Receipts:						
Accounts Receivable Collections- Collections Basis	169	195	122	298	214	998
Accounts Receivable Collections- Maturity Basis	676	111	180	-	113	1,080
Nylon Payments/Other	-	-	10	6	5	21
Total Cash Receipts	*845*	*307*	*313*	*304*	*332*	*2,099*
Operating Disbursements :						
A / P Disbursements	13	12	50	56	26	157
Wires Out	40	63	43	36	52	233
Net Wages and Salaries	134	103	127	29	48	442
Total Operating Disbursements	*187*	*178*	*220*	*120*	*126*	*832*
Operating Cash Flow	*657*	*129*	*92*	*183*	*205*	**1,267**
Accumulated	657	786	878	1,062	1,267	
Other (Sources)/ Uses :						
(Inc) / Dec in L/C's	-	-	-	-	-	-
Transfers to Delta Mills Marketing Co.	0	0	6	0	-	7
Professional Fees	-	-	-	90	-	90
Transfers to Delta Woodside	-	-	-	6	-	6
Employee Vacation Accrual and Severance Payouts	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	403	(596)	3	(69)	135	(125)
Proceeds from the Sale of PP&E	-	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-	-
Total (Sources) / Uses:	403	(596)	9	28	135	(21)
Delta Mills Net Cash Flow	*254*	*725*	*83*	*156*	*71*	**1,288**
Accumulated	254	979	1,062	1,218	1,288	

	07-Apr	14-Apr	21-Apr	28-Apr	05-May
Delta Woodside Industries, Inc.					
Transfers (In)/Out from Delta Mills	-	-	-	(6)	-
Bank Fees	-	-	-	-	-
Other	-	-	-	6	-
Total Disbursements - Delta Woodside	-	-	-	**6**	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-

	07-Apr	14-Apr	21-Apr	28-Apr	05-May
Delta Mills Marketing, Inc.					
Transfers (In)/Out from Delta Mills	(0)	(0)	(6)	(0)	-
Bank Fees	-	-	-	-	-
Payroll	-	-	-	-	-
Vacation and Severance Payouts	-	-	-	-	-
Other	0	0	6	0	-
Total Disbursements - Delta Woodside	**0**	**0**	**6**	**0**	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-

Page 2 of 7

MOR - 1

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al. Page 3 of 7

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   DELTA MILLS MARKETING, INC. INCOME STATEMENT Month Ended 5/5/2007 Net Sales - Cost of goods sold - Gross profit (loss) - Selling, general and administrative expenses (122,561) Impairment and restructuring expenses - Other income (expense) - OPERATING LOSS (122,561) Interest expense - Gain on extinguishment of debt - LOSS BEFORE INCOME TAXES (122,561) Income tax expense / (benefit) - NET LOSS $ (122,561) Page 4 of 7 MOR-2

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07     BALANCE SHEET As Of 5/5/07 (In Thousands, Except Share Data) Delta Mills Marketing Inc. As Of 5/5/07 ASSETS CURRENT ASSETS Cash and cash equivalents $ - Accounts receivable: - Factor and other - Less allowances for returns - - Inventories Finished goods - Work in process - Raw materials and supplies - - Deferred income taxes 55 Other assets - TOTAL CURRENT ASSETS 55 PROPERTY, PLANT AND EQUIPMENT, at cost 265 Less accumulated depreciation 264 0 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) - TOTAL ASSETS $ 55 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition $ - Trade accounts payable checks outstanding - Revolving credit facility - Accrued income taxes payable 1,301 Payable to Affiliate Delta Mills Marketing, Inc. - Payable to Affiliate Delta Woodside Industries, Inc. - Payable From Affiliate Delta Mills, Inc. (1,882) Accrued employee compensation 30 Accrued restructuring expenses - Accrued and sundry liabilities 29 TOTAL CURRENT LIABILITIES (523) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable Trade Accounts Payable - Pre Petition 2 Total Liabilities Subject to Compromise 2 NONCURRENT DEFERRED INCOME TAXES (1,514) SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares 0 Additional paid-in capital - Retained earnings(deficit) 2,089 TOTAL SHAREHOLDERS' EQUITY 2,089 COMMITMENTS AND CONTINGENCIES - TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY $ 55 Page 5 of 7 MOR-3

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   Status of Post-petition Taxes Beginning Accrued Liability Balance Liability Incurred During Period Disbursements to Taxing Authorities Net Change in Accrued Balance Ending Accrued Liability Balance Federal Withholding - 35,088.29 (28,597.93) 6,490.36 6,490.36 South Carolina Withholding - 4,589.70 (4,589.70) - - California Withholding - 300.00 (300.00) - - FICA - Employee - 7,330.75 (7,059.92) 270.83 270.83 FICA - Employer - 7,330.75 (7,059.92) 270.83 270.83 New Jersey State Withholding - 1,612.85 - 1,612.85 1,612.85 New York City and State Withholding - 2,648.25 (2,648.25) - - Total Taxes - 58,900.59 (50,255.72) 8,644.87 8,644.87 Number of Days Past Due Summary of Unpaid Post-Petition Debts Accounts Payable Rent/Leases - Building Total Post-Petition Debts Current 0-30 - - - - - - 31-60 61-90 - - - - - - Over 90 Total Page 6 of 7 MOR-4

In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   DEBTOR QUESTIONNAIRE Must be completed each month 1. Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3. Have all postpetition tax returns been timely filed? Yes. 4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes. Page 7 of 7 MOR-5

In re: Delta Woodside UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Industries, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07 Monthly Operating Report Document Explanation Attached Attached Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Form No. MOR - 1 MOR - 1 MOR-2 MOR-3 MOR-4 MOR-4 MOR-5 MOR-5 Signature of Debtor Yes Yes Yes Yes Yes Yes N/A Yes Date Signature of Joint Debtor Date ignature of Authorized Individua W. H. Hardman, Jr. Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual June 12, 2007 Page 1 of 7

In re: Delta Woodside Industries, Inc.
Delta Mills, Inc., et. al.
(Dollars In Thousands)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
4/1/07 - 5/6/07

WEEK --->	1	2	3	4	5	
	07-Apr	*14-Apr*	*21-Apr*	*28-Apr*	*05-May*	**TOTAL**
Delta Mills, Inc.						
Sales						
Government Sales						$ -
Twill Sales						-
Total Net Sales	*259*	*73*	*308*	*(12)*	*289*	*917*
Opening Cash Balance						
Cash Receipts:						
Accounts Receivable Collections- Collections Basis	169	195	122	298	214	998
Accounts Receivable Collections- Maturity Basis	676	111	180	-	113	1,080
Nylon Payments/Other	-	-	10	6	5	21
Total Cash Receipts	*845*	*307*	*313*	*304*	*332*	*2,099*
Operating Disbursements :						
A / P Disbursements	13	12	50	56	26	157
Wires Out	40	63	43	36	52	233
Net Wages and Salaries	134	103	127	29	48	442
Total Operating Disbursements	*187*	*178*	*220*	*120*	*126*	*832*
Operating Cash Flow	*657*	*129*	*92*	*183*	*205*	*1,267*
Accumulated	657	786	878	1,062	1,267	
Other (Sources)/ Uses :						
(Inc) / Dec in L/C's	-	-	-	-	-	-
Transfers to Delta Mills Marketing Co.	0	0	6	0	-	7
Professional Fees	-	-	-	90	-	90
Transfers to Delta Woodside	-	-	-	6	-	6
Employee Vacation Accrual and Severance Payouts	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	403	(596)	3	(69)	135	(125)
Proceeds from the Sale of PP&E	-	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-	-
Total (Sources) / Uses:	403	(596)	9	28	135	(21)
Delta Mills Net Cash Flow	*254*	*725*	*83*	*156*	*71*	*1,288*
Accumulated	254	979	1,062	1,218	1,288	
Delta Woodside Industries, Inc.						
Transfers (In)/Out from Delta Mills	-	-	-	(6)	-	
Bank Fees	-	-	-	-	-	
Other	-	-	-	6	-	
Total Disbursements - Delta Woodside	-	-	-	6	-	
Delta Woodside Net Cash Flow	-	-	-		-	
Accumulated	-	-	-	-	-	
Delta Mills Marketing, Inc.						
Transfers (In)/Out from Delta Mills	(0)	(0)	(6)	(0)	-	
Bank Fees	-	-	-	-	-	
Payroll	-	-	-	-	-	
Vacation and Severance Payouts	-	-	-	-	-	
Other	0	0	6	0	-	
Total Disbursements - Delta Woodside	0	0	6	0	-	
Delta Woodside Net Cash Flow	-	-	-	-	-	
Accumulated	-	-	-	-	-	

Page 2 of 7

MOR - 1

In re: Delta Woodside UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Industries, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al. Page 3 of 7

In re: Delta Woodside UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Industries, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   DELTA WOODSIDE INDUSTRIES, INC. INCOME STATEMENT Month Ended 5/5/2007 Net Sales - Cost of goods sold - Gross profit (loss) - Selling, general and administrative expenses - Impairment and restructuring expenses - Other income (expense) - OPERATING LOSS - Interest expense (428) Gain on extinguishment of debt - LOSS BEFORE INCOME TAXES (428) Income tax expense / (benefit) - NET LOSS $ (428) Page 4 of 7 MOR-2

In re: Delta Woodside Industries, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
4/1/07 - 5/6/07

BALANCE SHEET
As Of 5/5/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As of 5/5/07	Adjustments	Delta Woodside Industries, Inc. As of 5/5/07	Delta Woodside Industries, Inc. As Of 5/5/07
ASSETS					
CURRENT ASSETS					
Cash and cash equivalents	(1)	$ 32		$ 32	$ 0
Accounts receivable				$ -	0
Factor and other				$ -	0
Less allowances for returns				$ -	0
		-		-	-
Inventories					
Finished goods				$ -	0
Work in process				$ -	0
Raw materials and supplies	(2)			$ -	0
		-		-	-
Deferred income taxes		(247,877)		$ (247,877)	(248)
Other assets	(3)	(165)		$ (165)	(0)
TOTAL CURRENT ASSETS		(248,010)		(248,010)	(248)
PROPERTY, PLANT AND EQUIPMENT, at cost					
		-		-	0
Less accumulated depreciation				$ -	0
		-		-	-
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)				$ -	0
TOTAL ASSETS		$ (248,010)		$ (248,010)	$ (248)
LIABILITIES AND SHAREHOLDERS' EQUITY					
CURRENT LIABILITIES					
Trade accounts payable - Post Petition	(4)			$ -	$ -
Trade accounts payable checks outstanding	(1)			$ -	0
Revolving credit facility				$ -	0
Accrued income taxes payable		(13,421,489)		$ (13,421,489)	(13,421)
Payable to Affiliate Delta Mills Marketing, Inc.				$ -	0
Payable to Affiliate Delta Woodside Industries, Inc.				$ -	0
Payable to Affiliate Delta Mills, Inc.	(4)	(3,662,831)		$ (3,662,831)	(3,663)
Accrued employee compensation				$ -	0
Accrued restructuring expenses				$ -	0
Accrued and sundry liabilities	(5)	94,076		$ 94,076	94
TOTAL CURRENT LIABILITIES		(16,990,244)		(16,990,244)	(16,990)
LIABLITIES SUBJECT TO COMPROMISE				$ -	
Notes Payable				$ -	0
Trade Accounts Payable - Pre Petition				$ -	0
Total Liabilities Subject to Compromise		-		-	0
NONCURRENT DEFERRED INCOME TAXES		(247,877)		$ (247,877)	(248)
SHAREHOLDERS' EQUITY					
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59,308		$ 59,308	59
Additional paid-in capital		35,356,578		$ 35,356,578	35,357
Retained earnings(deficit)		(18,425,776)		$ (18,425,776)	(18,426)
TOTAL SHAREHOLDERS' EQUITY		16,990,110		16,990,110	16,990
COMMITMENTS AND CONTINGENCIES					0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY		$ (248,010)	-	$ (248,010)	$ (248)

Page 5 of 7

MOR - 3

In re: Delta Woodside UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Industries, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   Status of Post-petition Taxes Beginning Accrued Liability Incurred Disbursements to Net Change in Ending Accrued Liability Balance During Period Taxing Authorities Accrued Balance Liability Balance North Carolina Department of Revenue 286,200.00 - (5,800.00) (5,800.00) 280,400.00 Total Taxes 286,200.00 - (5,800.00) (5,800.00) 280,400.00 Number of Days Past Due Summary of Unpaid Post-Petition Debts Current 0-30 31-60 61-90 Over 90 Total Accounts Payable - - - - - - Total Post-Petition Debts - - - - - - Page 6 of 7 MOR-4

In re: Delta Woodside UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Industries, Inc. DISTRICT OF DELAWARE 4/1/07 - 5/6/07   DEBTOR QUESTIONNAIRE Must be completed each month 1. Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3. Have all postpetition tax returns been timely filed? Yes. 4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes. Page 7 of 7 MOR-5